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              Consent of Independent Certified Public Accountants






We consent to the reference to our firm under the caption "Experts" and to the use of our reports on the combined financial statements of MTV Pinnacle Advertising Group, Inc. and United Equity Partners, Inc. for the year ended December 31, 1997 and the nine months ended September 30, 1998, dated November 10, 1999, except for a portion of Note 1, as to which the date is January 5, 2000; and on the consolidated financial statements of parts.com, Inc. and Subsidiary (formerly Miracom Corporation and Subsidiary) for the period January 27, 1998 (date of inception) through December 31, 1998, dated November 10, 1999, except for a portion of Note 1, as to which the date is January 5, 2000; and on the financial statements of LiveCode, Inc. for the period July 7, 1998 (date of inception) through December 31, 1998, dated January 19, 2000; and on the financial statements of FlexRadio, Inc. for the period March 10, 1999 (date of inception) through September 30, 1999, dated January 19, 2000; included in amendment number one to the Registration Statement, filed on Form 10-SB, of parts.com, Inc. and Subsidiary dated on or about January 28, 2000.




                                             /s/ Moore Stephens Lovelace, P.A.
                                             ---------------------------------
                                                 Certified Public Accountants


Orlando, Florida
January 28, 2000